UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 22, 2025
ANI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Main Street West Baudette, Minnesota	56623
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (218) 634-3500

Not Applicable
(Former name or former address, if changed since last report.)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ANIP	Nasdaq Stock Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

ANI Pharmaceuticals, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 22, 2025. At the Annual Meeting, the stockholders of the Company approved (i) the Company’s Amended and Restated 2022 Stock Incentive Plan (the “Amended 2022 Stock Plan”); and (ii) the Company’s Amended and Restated 2016 Employee Stock Purchase Plan (the “Amended 2016 Employee Stock Purchase Plan”).

The description of the Amended 2022 Stock Plan set forth in the Company’s definitive proxy statement, dated April 10, 2025 (the “Proxy Statement”), section entitled “Proposal 5: Approval of the Amended and Restated 2022 Stock Incentive Plan” beginning on page 50 of the Proxy Statement is incorporated herein by reference. A description of the Amended 2016 Employee Stock Purchase Plan set forth in the Company’s Proxy Statement, section entitled “Proposal 6: Approval of the Amended and Restated 2016 Employee Stock Purchase Plan” beginning on page 62 of the Proxy Statement is incorporated herein by reference. A copy of the full text of the Amended 2022 Stock Plan and Amended 2016 Employee Stock Purchase Plan are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the Company’s stockholders approved the amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”), providing for an increase to the number of authorized shares of common stock from 33,333,334 shares to 66,000,000 shares. The results of the stockholder vote on the Certificate of Amendment are set forth further below under Item 5.07 of this Current Report on Form 8-K. The Certificate of Amendment became effective upon its filing with the Delaware Secretary of State on May 22, 2025, following the Annual Meeting.

A description of the Certificate of Amendment set forth in the Proxy Statement, section entitled “Proposal 4: Approval of Amendment to the Company’s Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock” beginning on page 48 of the Proxy Statement is incorporated herein by reference. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1.The election of eight (8) directors to serve until the Company’s 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their successors shall have been duly elected and qualified;

2.The ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.The approval of the compensation of the Company’s named executive officers, on an advisory basis;
4.The approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 33,333,334 shares to 66,000,000 shares;

5.The approval of the Amended 2022 Stock Plan; and

6.The approval of the Amended 2016 Employee Stock Purchase Plan.

At the close of business on March 24, 2025, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 25,000 shares of the Company’s Series A Preferred Stock outstanding and entitled to vote at the Annual Meeting, 21,574,175 shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting, and 10,864 shares of the Company’s Class C Special Stock outstanding and entitled to vote at the Annual Meeting. The 25,000 shares of Series A Preferred Stock outstanding as of March 24, 2025 were entitled to cast an aggregate of 611,937 votes and each share of Common Stock and Class C Special Stock was entitled to one vote.

Accordingly, there were an aggregate of 22,196,976 votes entitled to be cast at the Annual Meeting, of which an aggregate of 18,422,086 were present virtually or represented by proxy, constituting a quorum.

At the Annual Meeting, (i) the eight director nominees were elected, (ii) the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified, (iii) the compensation of the Company’s named executive officers, on an advisory basis, was approved, (iv) the amendment to the Company’s Restated Certificate of Incorporation was approved, (v) the Amended 2022 Stock Plan was approved, and (vi) the Amended 2016 Employee Stock Purchase Plan was approved.

Proposal No. 1 — Election of the Directors

The vote with respect to the election of each of the directors was as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Thomas Haughey	15,977,793	285,277	7,168	2,151,848
Nikhil Lalwani	16,238,474	27,618	4,146	2,151,848
Matthew J. Leonard, R.Ph.	15,996,996	266,074	7,168	2,151,848
Antonio R. Pera	15,507,112	755,808	7,318	2,151,848
Muthusamy Shanmugam	16,202,753	63,027	4,458	2,151,848
Renee P. Tannenbaum, Pharm.D.	14,548,200	1,368,462	353,576	2,151,848
Jeanne A. Thoma	15,581,643	684,634	3,961	2,151,848
Patrick D. Walsh	16,145,463	120,797	3,978	2,151,848

Proposal No. 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was as follows:

For	Against	Abstain
18,376,994	37,343	7,749

Proposal No. 3 — Approval of the Say-on-Pay Proposal

The vote with respect to the approval of the Company’s named executive officers, on an advisory basis, was as follows:

For	Against	Abstain	Broker Non-Votes
14,565,587	1,689,477	15,174	2,151,848

Proposal No. 4 — Approval of an Amendment to the Company’s Restated Certificate of Incorporation

The vote with respect to the approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 33,333,334 shares to 66,000,000 shares was as follows:

For	Against	Abstain
17,950,106	461,824	10,156

Proposal No. 5 — Approval of the Amended 2022 Stock Plan

The vote with respect to the approval of the Amended 2022 Stock Plan was as follows:

For	Against	Abstain	Broker Non-Votes
15,056,885	1,202,893	10,460	2,151,848

Proposal No. 6 — Approval of the Amended 2016 Employee Stock Purchase Plan

The vote with respect to the approval of the Amended 2016 Employee Stock Purchase Plan was as follows:

For	Against	Abstain	Broker Non-Votes
16,173,976	89,098	7,164	2,151,848

Item 9.01	Exhibits
(d)Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of ANI Pharmaceuticals, Inc., dated May 22, 2025
10.1
Amended and Restated ANI Pharmaceuticals, Inc. 2022 Stock Incentive Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2025)

10.2
Amended and Restated ANI Pharmaceuticals, Inc. 2016 Employee Stock Purchase Plan (incorporated by reference to Appendix C to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2025)

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2025	ANI PHARMACEUTICALS, INC.

	By:	/s/ Stephen P. Carey
	Name:	Stephen P. Carey
	Title:	Senior Vice President Finance and Chief Financial Officer